UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2026

HORNBECK OFFSHORE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Northpark Boulevard
Suite 300
Covington, Louisiana	70433
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (985) 727-2000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported, on September 1, 2026, Hornbeck Offshore Services, Inc. (f/k/a Helix Energy Solutions Group, Inc.), a Delaware corporation (the “Company”), completed its business combination with legacy Hornbeck Offshore Services, Inc., a Delaware corporation (“Legacy Hornbeck”), pursuant to that certain Agreement and Plan of Merger, dated as of April 22, 2026, by and among Helix Energy Solutions Group, Inc., a Minnesota corporation (prior to the completion of the Conversion (as defined below), Merger (as defined below) and name change (as discussed below), “Helix”), Legacy Hornbeck, Odyssey Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of Helix, and Hercules Sub LLC, a Delaware limited liability company and direct, wholly owned subsidiary of Helix (the “Merger”). In connection with the completion of the Merger, Helix converted from a Minnesota corporation to a Delaware corporation (the “Conversion”) and changed its name from “Helix Energy Solutions Group, Inc.” to “Hornbeck Offshore Services, Inc.”

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) served as the independent registered public accounting firm of Helix prior to completion of the Merger. On September 2, 2026, the audit committee (the “Audit Committee”) of the Company’s board of directors approved the dismissal of KPMG as the Company’s independent registered public accounting firm, effective as of September 2, 2026.

KPMG’s audit reports on Helix’s consolidated financial statements as of and for the years ended December 31, 2025 and 2024 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through September 2, 2026, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period, and (ii) there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of the above disclosures and requested that KPMG furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether KPMG agrees with the statements made herein. A copy of KPMG’s letter dated September 2, 2026 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of the Incoming Independent Registered Public Accounting Firm

On September 2, 2026, the Audit Committee approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through September 2, 2026, neither the Company nor anyone on the Company’s behalf consulted with EY regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by EY that EY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from KPMG LLP addressed to the Securities and Exchange Commission dated September 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2026

HORNBECK OFFSHORE SERVICES, INC.

	By:	/s/ Samuel A. Giberga
Samuel A. Giberga
Executive Vice President, General Counsel and Corporate Secretary